PERPETUAL PREFERRED                                  PERPETUAL PREFERRED
  PAR VALUE $.01                            THIS CERTIFICATE IS TRANSFERABLE IN
                                                NEW YORK, NY OR CHICAGO, IL

 CERTIFICATE                                                    SHARES
   NUMBER                                               * * * * * * * * * * *
-------------                                           * * * * * * * * * * *
                                                        * * * * * * * * * * *
                                                        * * * * * * * * * * *
                                                        * * * * * * * * * * *

                           SCOTTISH RE GROUP LIMITED
               INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

THIS CERTIFIES THAT         --------------------------

                            --------------------------

                                             CUSIP G73537 40 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of           ---------------------------

                          ---------------------------

 FULLY-PAID AND NON-ASSESSABLE NON-CUMULATIVE PERPETUAL PREFERRED SHARES WITH A
                   LIQUIDATION PREFERENCE OF $25 PER SHARE OF

SCOTTISH RE GROUP LIMITED (HEREINAFTER CALLED THE "COMPANY"), transferable on the books of the Company by the registered holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This
Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officers by the use of their facsimile signatures and its facsimile seal to be hereunto affixed.

                                           DATED         MONTH DAY, YEAR
                                           COUNTERSIGNED AND REGISTERED:
                                           COMPUTERSHARE INVESTOR SERVICES, LLC.
                                           (CHICAGO)
                                           TRANSFER AGENT AND REGISTRAR,

                                           By___________________________________
                                                   AUTHORIZED SIGNATURE

                           SCOTTISH RE GROUP LIMITED
                                   CORPORATE
                                      SEAL
                                 CAYMAN ISLANDS

CHIEF EXECUTIVE OFFICER

EXECUTIVE VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER

                           SCOTTISH RE GROUP LIMITED

THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A
FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE,
PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OF THE
COMPANY AUTHORIZED TO BE ISSUED, OR SERIES THEREOF, AND THE QUALIFICATIONS,
LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY
BE MADE TO THE COMPANY OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                 UNIF GIFT MIN ACT-          Custodian
                                                                  (Cust)             (Minor)
TEN ENT - as tenants by the entireties                        under Uniform Gifts to Minors Act
                                                                                                 (State)
JT TEN - as joint tenants with right of survivorship
         and not as tenants in common


         Additional abbreviations may also be used though not in the above list.

For value received,                             hereby sells, assigns and
                    ----------------------------
transfers unto

PLEASE INSERT SOCIAL SECURITY
                              -------------------
OR OTHER IDENTIFYING NUMBER
                            ---------------------
OF ASSIGNEE
             ---------------
--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated:                        20        Signature:
       -----------------------  -------            -----------------------------
Signature(s) Guaranteed:

BY:
   ---------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE
17Ad-15.

Signature: ________________________________________________________
Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
        ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.